Exhibit 24





                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of one or more new series of EDE Trust Preferred Securities, one or more new series of Junior Subordinated Debentures issued under the Company's Indenture dated as of September 10, 1999 in support of such Trust Preferred Securities and the Guarantees related to the EDE Trust Preferred Securities, does hereby constitute and appoint Myron W. McKinney, Robert B. Fancher and David W. Gibson, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February 2001.





                                    /s/  D.L. Coit
                                    -------------------------------------------
                                    D.L. Coit

                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of one or more new series of EDE Trust Preferred Securities, one or more new series of Junior Subordinated Debentures issued under the Company's Indenture dated as of September 10, 1999 in support of such Trust Preferred Securities and the Guarantees related to the EDE Trust Preferred Securities, does hereby constitute and appoint Myron W. McKinney, Robert B. Fancher and David W. Gibson, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February 2001.





                                 /s/  V.E. Brill
                                 ----------------------------------------------
                                 V.E. Brill

                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of one or more new series of EDE Trust Preferred Securities, one or more new series of Junior Subordinated Debentures issued under the Company's Indenture dated as of September 10, 1999 in support of such Trust Preferred Securities and the Guarantees related to the EDE Trust Preferred Securities, does hereby constitute and appoint Myron W. McKinney, Robert B. Fancher and David W. Gibson, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February 2001.





                                        /s/  M.F. Chubb, Jr.
                                     ------------------------------------------
                                         M.F. Chubb, Jr.

                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of one or more new series of EDE Trust Preferred Securities, one or more new series of Junior Subordinated Debentures issued under the Company's Indenture dated as of September 10, 1999 in support of such Trust Preferred Securities and the Guarantees related to the EDE Trust Preferred Securities, does hereby constitute and appoint Myron W. McKinney, Robert B. Fancher and David W. Gibson, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February 2001.





                             /s/  R.D. Hammons
                             ----------------------------------------------
                                  R.D. Hammons

                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of one or more new series of EDE Trust Preferred Securities, one or more new series of Junior Subordinated Debentures issued under the Company's Indenture dated as of September 10, 1999 in support of such Trust Preferred Securities and the Guarantees related to the EDE Trust Preferred Securities, does hereby constitute and appoint Myron W. McKinney, Robert B. Fancher and David W. Gibson, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February 2001.





                                /s/  R.C. Hartley
                                ----------------------------------------------
                                  R.C. Hartley

                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of one or more new series of EDE Trust Preferred Securities, one or more new series of Junior Subordinated Debentures issued under the Company's Indenture dated as of September 10, 1999 in support of such Trust Preferred Securities and the Guarantees related to the EDE Trust Preferred Securities, does hereby constitute and appoint Myron W. McKinney, Robert B. Fancher and David W. Gibson, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February 2001.





                                        /s/  J.R. Herschend
                                   --------------------------------------------
                                        J.R. Herschend

                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of one or more new series of EDE Trust Preferred Securities, one or more new series of Junior Subordinated Debentures issued under the Company's Indenture dated as of September 10, 1999 in support of such Trust Preferred Securities and the Guarantees related to the EDE Trust Preferred Securities, does hereby constitute and appoint Myron W. McKinney, Robert B. Fancher and David W. Gibson, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February 2001.





                                   /s/  F.E. Jeffries
                                --------------------------------------------
                                   F.E. Jeffries

                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of one or more new series of EDE Trust Preferred Securities, one or more new series of Junior Subordinated Debentures issued under the Company's Indenture dated as of September 10, 1999 in support of such Trust Preferred Securities and the Guarantees related to the EDE Trust Preferred Securities, does hereby constitute and appoint Myron W. McKinney, Robert B. Fancher and David W. Gibson, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February 2001.





                               /s/  R. L. Lamb
                               ----------------------------------------------
                                    R.L. Lamb

                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of one or more new series of EDE Trust Preferred Securities, one or more new series of Junior Subordinated Debentures issued under the Company's Indenture dated as of September 10, 1999 in support of such Trust Preferred Securities and the Guarantees related to the EDE Trust Preferred Securities, does hereby constitute and appoint Myron W. McKinney, Robert B. Fancher and David W. Gibson, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February 2001.





                               /s/  R.E. Mayes
                               -------------------------------------------------
                                   R.E. Mayes

                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of one or more new series of EDE Trust Preferred Securities, one or more new series of Junior Subordinated Debentures issued under the Company's Indenture dated as of September 10, 1999 in support of such Trust Preferred Securities and the Guarantees related to the EDE Trust Preferred Securities, does hereby constitute and appoint Myron W. McKinney, Robert B. Fancher and David W. Gibson, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February 2001.





                                /s/  M. M. Posner
                                ----------------------------------------------
                                   M.M. Posner